US AIRWAYS TO IMPROVE CASH POSITION THROUGH BANKRUPTCY COURT APPROVAL OF AIRLINE SALE/LEASEBACK TRANSACTION

ARLINGTON, Va., Sept. 2, 2005 - The U.S. Bankruptcy Court for the Eastern District of Virginia today entered an order that will allow US Airways Group, Inc. to close on its previously announced plans to sell certain Embraer regional jet aircraft and slot assets to Republic Airways Holdings. Upon closing, the transaction, expected to occur within the next two weeks, will provide US Airways with approximately $100 million in cash.

US Airways also filed motions this week, and received interim approval, to sell and leaseback five Airbus A330's, nine Airbus A319's and five Airbus A320's. The sale and leaseback transactions are scheduled to be heard by the Court on Sept. 9, 2005. If approved and consummated later this month, US Airways would realize additional liquidity in excess of $120 million, bringing the total liquidity generated from aircraft transactions in connection with its emergence from Chapter 11 to approximately $300 million, which will strengthen the company's cash position as part of its proposed merger with America West Airlines. If the merger closes as planned, the new airline is expected to have approximately $2.5 billion in total cash shortly after closing, including approximately $800 million in restricted cash.

"We are very pleased with the results of our asset sale programs. The additional liquidity realized from these transactions, when added to the cash being generated from other capital resources, should allow us to emerge from Chapter 11 with an even larger cash cushion than originally anticipated," said Ron Stanley, US Airways executive vice president of finance and CFO.

Stanley added that these developments are extremely positive given that high fuel prices have created financial turmoil for the airline industry.

The Court also approved today a deal reached between US Airways and the Pension Benefit Guaranty Corp. (PBGC), resolving nearly $2.7 billion in claims. The agreement provides for US Airways to pay the PBGC $13.5 million in cash, in addition to giving the PBGC a $10 million note and 70 percent of the common stock being allocated to unsecured creditors.

US Airways Group, Inc. and its domestic subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code on Sept. 12, 2004.

The US Airways and America West merger will create the first full-service, low-cost nationwide airline, with a pricing structure offering a network of low-fare service to over 200 cities across the U.S., Canada, Mexico, Latin America, the Caribbean and Europe, and amenities that include an extensive frequent flyer program, airport clubs, assigned seating and First Class cabin service. The airlines will operate under the US Airways brand and will be headquartered in Tempe, Ariz. The merger is expected to close in late September or early October 2005.

FORWARD-LOOKING STATEMENTS
Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect the current views of US Airways Group with respect to current events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" or similar words. These forward-looking statements may also use different phrases. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the actual results of the company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing or other financing; the ability of the company to maintain adequate liquidity; the ability of the company to absorb escalating fuel costs; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate one or more Plans of Reorganization with respect to the Chapter 11 proceedings and to consummate all of the transactions contemplated by one or more such Plans of Reorganization or upon which consummation of such plans may be conditioned; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm one or more Plans of Reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on the company's liquidity or results of operations; the ability of the company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the company to fund and execute its business plan during the Chapter 11 proceedings and in the context of a Plan of Reorganization and thereafter; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; the ability of the company to maintain satisfactory labor relations; demand for transportation in the markets in which the company operates; economic conditions; labor costs; financing availability and costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the continued military activities in Iraq; other acts of war or terrorism; and other risks and uncertainties listed from time to time in the company's reports to the SEC. There may be other factors not identified above of which the company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any Plan of Reorganization ultimately confirmed, can affect the value of the company's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger transaction, US Airways Group has filed a Registration Statement on Form S-4 (Registration No. 333-126162), which includes a proxy statement of America West Holdings, and other documents with the Securities and Exchange Commission. The proxy statement/prospectus was mailed to stockholders of America West Holdings after the registration statement was declared effective by the SEC on August 11, 2005. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the registration statement and proxy statement/prospectus as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's Web site. Free copies of America West Holdings' SEC filings are also available on America West Holdings' Web site at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's Web site at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22227.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION
America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, is set forth in the registration statement and proxy statement and other materials filed with the SEC in connection with the proposed transaction.